Exhibit 21.01

SUBSIDIARIES OF REGISTRANT

BEIJING HEIDRICK & STRUGGLES INTERNATIONAL MANAGEMENT CONSULTING COMPANY LIMITED, a China Limited Partnership (Joint Venture 90% Ownership)

H&S HOLDINGS LIMITED, a Thailand corporation

H&S SOFTWARE DEVELOPMENT and KNOWLEDGE MANAGEMENT CENTRE PRIVATE LIMITED, an India corporation

HEIDRICK & STRUGGLES (CAYMAN ISLANDS), INC., a Cayman Islands corporation

HEIDRICK & STRUGGLES (INDIA) PRIVATE LIMITED, an India corporation

HEIDRICK & STRUGGLES (KOREA), INC., a Korea corporation

HEIDRICK & STRUGGLES (NZ) LIMITED, a New Zealand corporation

HEIDRICK & STRUGGLES (UK) FINANCE COMPANY LIMITED, a United Kingdom corporation

HEIDRICK & STRUGGLES AB, a Sweden corporation

HEIDRICK & STRUGGLES AG, a Switzerland corporation

HEIDRICK & STRUGGLES ARGENTINA, S.A., an Argentina corporation

HEIDRICK & STRUGGLES ASIA-PACIFIC, LTD., an Illinois corporation

HEIDRICK & STRUGGLES AUSTRALIA, LTD., an Illinois corporation

HEIDRICK & STRUGGLES BV, a Netherlands corporation

HEIDRICK & STRUGGLES CANADA, INC., a Canada corporation

HEIDRICK & STRUGGLES (CENTRAL EASTERN EUROPE) SRL, a Romanian corporation

HEIDRICK & STRUGGLES DE CHILE LIMITADA, a Chile corporation

HEIDRICK & STRUGGLES COLOMBIA LTDA, a Colombia corporation

HEIDRICK & STRUGGLES DO BRASIL LTDA, a Brazilian corporation

HEIDRICK & STRUGGLES HOLDINGS DO BRASIL LTDA, a Brazilian corporation

HEIDRICK & STRUGGLES DUTCH PARTNERSHIP, a Netherlands partnership

HEIDRICK & STRUGGLES ESPANA, INC., an Illinois corporation

HEIDRICK & STRUGGLES FAR EAST LIMITED (Hong Kong), a Hong Kong corporation

HEIDRICK & STRUGGLES HONG KONG LTD., an Illinois corporation

HEIDRICK & STRUGGLES, INC., a Delaware corporation

HEIDRICK & STRUGGLES INTERIM EXECUTIVE GmbH, a Germany Limited Liability Company

HEIDRICK & STRUGGLES INTERNATIONAL SRL, an Italy corporation

HEIDRICK & STRUGGLES JAPAN, LTD., an Illinois corporation

HEIDRICK & STRUGGLES JAPAN GODO KAISHA, a Japanese limited liability company

HEIDRICK & STRUGGLES LATIN AMERICA, INC., an Illinois corporation

HEIDRICK & STRUGGLES LEBANON SAL (OFF-SHORE), a Lebanese corporation

HEIDRICK & STRUGGLES (MIDDLE EAST) LLC, a Dubai corporation

HEIDRICK & STRUGGLES (RUSSIA) LLC, a Russian corporation

HEIDRICK & STRUGGLES, S.A. de C.V., a Mexico corporation

HEIDRICK & STRUGGLES (SHP) LIMITED, a United Kingdom corporation

HEIDRICK & STRUGGLES Sp. z o. o, a Poland corporation

H&S Poland Sp z o. o, a Poland corporation

HEIDRICK & STRUGGLES SINGAPORE PTE LTD., a Singapore corporation

HEIDRICK & STRUGGLES TAIWAN LIMITED, a Taiwan corporation

HEIDRICK & STRUGGLES RECRUITMENT (THAILAND) CO., LTD, a Thailand corporation

HEIDRICK & STRUGGLES (U.K) Limited, a UK corporation

HEIDRICK & STRUGGLES UNTERNEHMENSBERATUNG, GmbH, an Austria corporation

HEIDRICK & STRUGGLES UNTERNEHMENSBERATUNG GmbH & Co. KG, a German Limited Partnership

HEIDRICK & STRUGGLES UNTERNEHMENSBERATUNG VERWALTUNG, GmbH, a Germany Limited Liability Company

LEADERSONLINE NETHERLANDS BV, a Netherlands corporation

SHANGHAI JOBKOO INFORMATION TECHNOLOGY CO., LTD., a China joint venture (50% ownership)